Investor Presentation Acquisition of National City Corporation October 24, 2008 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information
This presentation contains forward-looking statements regarding our outlook or expectations with respect to the planned acquisition of National City Corporation (National City), the expected costs to be incurred in connection with the acquisition, National City’s future performance and consequences of its integration into PNC, and the impact of the transaction on PNC's future performance.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. The forward-
looking statements in this presentation speak only as of the date of the presentation, and each of PNC and National City assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements.
These forward-looking statements are subject to the principal risks and uncertainties applicable to the respective businesses of PNC and National City generally that are disclosed in the 2007 Form 10-K and in current year Form 10-Qs and 8-Ks of PNC and National
City (accessible on the SEC's Web site at www.sec.gov and on PNC's Web site at www.pnc.com and on National City's Web site at
www.nationalcity.com, respectively). In addition, forward-looking statements in this presentation are subject to the following risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired business into PNC after closing:
• Completion of the transaction is dependent on, among other things, receipt of regulatory and shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all. The impact of the completion of the transaction on PNC's financial statements will be affected by the timing of the transaction, including in particular the ability to complete the acquisition in the fourth quarter of 2008.
• The transaction may be substantially more expensive to complete (including the integration of National City's businesses) and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
• Our ability to achieve anticipated results from this transaction is dependent on the state of the economic and financial markets going forward, which have been under significant stress recently. Specifically, we may incur more credit losses from National
City’s loan portfolio than expected. Other issues related to achieving anticipated financial results include the possibility that deposit attrition may be greater than expected. Litigation and governmental investigations currently pending against National
City, as well as others that may be filed as a result of this transaction or otherwise, could impact the timing or realization of anticipated benefits to PNC.
• The integration of National City's business and operations into PNC, which will include conversion of National City's different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City's or PNC's existing businesses. PNC's ability to integrate National City successfully may be adversely affected by the fact that this transaction will result in PNC entering several markets where PNC does not currently have any meaningful retail presence.

Overview
Fixed exchange ratio
- Total consideration of $5.6 billion (which approximates National City’s market capitalization as of the close of business on October 23, 2008), fixed number of approximately 92 million PNC shares
- 0.0392 PNC shares for each National City share
- $2.23 per National City share ;  a $384 million cash payment for warrants
(1) As of October 23, 2008 based on PNC closing price of $56.88 per share and 2.036 billion NCC common shares outstanding plus 305 million Ratchet shares.
PNC to acquire 100% of National City resulting in 5 largest U.S. deposit franchise
- Financially compelling structure
- Approved for $7.7 billion of TARP preferred stock, resulting in post acquisition Tier 1
Capital ratio of approximately 10%
- Due diligence complete
- Regulatory and shareholder approval required; anticipated closing by December 31, 2008
Leverage PNC’s successful business model, technology and execution capabilities
Transaction Highlights
Key Terms
$1.2 billion annual expense reduction, 10% of combined expense base
Merger and integration costs of $2.3 billion, including a $1.8 billion conforming credit allowance adjustment
Accretive to earnings in year 2, estimated IRR 15%+
Estimated Impact Assessment
th
1
1

1 Bank of America/Merrill Lynch $720
2 Wells Fargo/Wachovia 711
3 JP Morgan/Washington Mutual 649
4 Citigroup 224
5 Proforma PNC 180
6 US Bancorp 128
7 SunTrust 116
- National City 98
8 Royal Bank of Scotland 95
9 Regions 87
10 BB&T 86
- PNC 82
1 Wells Fargo/Wachovia 6,779
2 Bank of America/Merrill Lynch 6,208
3 JP Morgan/Washington Mutual 5,462
4 Proforma PNC 2,747
5 US Bancorp 2,611
6 Regions 1,939
7 SunTrust 1,774
8 Royal Bank of Scotland 1,639
- National City 1,570
9 BB&T 1,496
10 Fifth Third 1,357
- PNC 1,177
A Leader in Deposits and Distribution
U.S. Branch Rank (#) U.S. Deposit Rank ($)
Source:  SNL Financial, Branch data as of October 23, 2008; deposit data as of June 30, 2008; proforma for announced acquisitions.

A Broad Distribution Network
5 8% $11.9B 270 MI
4 9% $2.5B 47 DE
4 4% $14.4B 187 IL
$17.8B
$2.5B
$8.7B
$9.6B
$8.0B
$36.9B
$56.8B
Deposits
Combined
8%
11%
10%
10%
13%
16%
22%
Share
4
3
2
2
1
1
1
Rank
330 NJ
29 DC
185 IN
202 MD
172 KY
464 OH
617 PA
Branches
PNC branches
NCC branches
Total Branches
2,747
Source:  SNL Financial, Branch data as of October 23, 2008; deposit data as of June 30, 2008.

Implementing the PNC Business Model
Commitment to a moderate
risk profile
Ability to grow high quality,
diverse revenue streams
Focus on continuous
improvement
Disciplined approach to
capital management
Strong execution
Exit non-core portfolios and
liquidate low return asset classes
Leverage PNC’s sales culture and
product capabilities
Capture expense synergies and
rationalize cost structure (One PNC)
Instill risk-adjusted return culture at
transaction level
Leverage proven ability to
implement the model as with past
transactions (Riggs, Mercantile)
PNC Model Action Plan

National City Loan Portfolio Assessment
17.5% $19.9 $113.4 Total Loans
Est. lifetime losses, market
value and other adjustments¹
Balance (billions)
6.1%
49.0%
60.9%
27.9%
47.1%
52.5%
43.5%
12.0%
8.5%
0.1
11.0
2.2
0.6
1.0
5.3
2.0
4.0
$4.7
2.1 Total Other Loans
22.5 Total Impaired/Liquidating Portfolio
3.5 Commercial Construction – Residential
2.3 Rec Finance/Indirect Auto
2.2 Conforming Mortgage Construction
10.0 Home Equity Indirect
4.5 Non-conforming Mortgage
33.3 Total Consumer
$55.4 Total Commercial
Loan balances as of August 31, 2008.  (1) To be included in purchase accounting or post acquisition financial results over time.

PNC Has Demonstrated Success Integrating Balance
Sheets into Our Model
3Q07 3Q08
Checking Relationships
(thousands)
286
298
3Q07 3Q08
Average Loans
(billions)
$12.4
$11.6
3Q07
3Q08
Average Deposits
(billions)
$12.0
$10.4
Instilling the PNC Model
-
Reduce higher risk
credit exposure
-
Reduce non-
relationship based,
high cost deposit
balances
-
At the same time,
grow relationships
Former Mercantile Market

Capital Impact
3.5% 3.6% Tangible common equity
Assets
10.0% 8.2% Tier 1 risk-based
$20B
$9B
$24B
$242B
$271B
$281B
Proforma
$14B Total common equity
Ratios
$5B Tangible common equity
$10B Tier 1 capital
Capital
$118B Risk weighted assets
$137B Tangible assets
$146B Total assets
09/30/08
PNC
Gives affect to both the acquisition and the inclusion of TARP preferred stock.

10 Summary Creates a leading deposit banking franchise Financially compelling transaction Application of PNC’s established and successful business model Proven track record of successful execution

The PNC Financial Services Group, Inc. and National City Corporation will be filing a joint proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE JOINT PROXY
STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH
THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors will be able to obtain these documents free of charge at the SEC's Web site (www.sec.gov). In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. will be available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the SEC by National City
Corporation will be available free of charge from National City by contacting Investor Relations at (800) 622-
4204.
The directors, executive officers, and certain other members of management and employees of National City are participants in the solicitation of proxies in favor of the merger from the shareholders of National City.
Information about the directors and executive officers of National City is included in the proxy statement for its 2008 annual meeting of shareholders, which was filed with the SEC on March 7, 2008. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement for National City's September
15, 2008 special meeting of shareholders, which was filed with the SEC on August 4, 2008. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
The directors, executive officers, and certain other members of management and employees of PNC are participants in the solicitation of proxies in favor of the merger from the shareholders of PNC. Information about the directors and executive officers of PNC is included in the proxy statement for its 2008 annual meeting of shareholders, which was filed with the SEC on March 28, 2008. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
Additional Information About The PNC/National City
Corporation Transaction